UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2022

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On February 24, 2022, Denbury Inc. issued a press release announcing its fourth quarter and full-year 2021 financial and operating results, and a separate press release announcing current estimates of its 2022 capital budget and 2022 sales volumes. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively.

The information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act of 1933, as amended (the “Securities Act”), or the 1934 Act, regardless of any general incorporation language in any such document.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosures

On February 24, 2022, Denbury Inc. issued a press release providing an update of its carbon capture, utilization, and sequestration business. A copy of the press release is attached as Exhibit 99.3 hereto.

The information furnished in this Item 7.01 and in Exhibit 99.3 hereto shall not be deemed “filed” for purposes of the 1934 Act, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act, as amended, or the 1934 Act, regardless of any general incorporation language in any such document.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Reports 2021 Fourth Quarter and Full-Year Results – Press Release dated February 24, 2022.
99.2*	Denbury Announces 2022 Capital Plan and Production Guidance – Press Release dated February 24, 2022.
99.3*	Denbury Provides CCUS Update – Press Release dated February 24, 2022.
104	The cover page from the Company’s Current Report on Form 8-K dated February 24, 2022, has been formatted in Inline XBRL.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: February 24, 2022	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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